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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                November 11, 2002

                                 PLUG POWER INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    0-27527                22-3672377
(State or Other Jurisdiction     (Commission File        (I.R.S. Employer
     of Incorporation)               Number)            Identification No.)


                 968 Albany-Shaker Road, Latham, New York 12110
              (Address of Principal Executive Offices and Zip Code)

                                 (518) 782-7700
              (Registrant's telephone number, including area code)





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     This Current Report on Form 8-K contains statements about Plug Power Inc.
(the "Company"), H Power Corp. ("H Power") and the proposed acquisition of H Power by the Company that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon current expectations, forecasts and assumptions that are subject to risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those indicated by these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: the satisfaction of the conditions to closing, including receipt of shareholder and regulatory approvals; the expected closing date of the transaction; the risk that the transaction will not close; the risk that the Company will not integrate and restructure the acquired business successfully; the risk that the Company will incur unanticipated costs to integrate and restructure the acquired business; the risk that H Power will require more cash than anticipated prior to closing; fluctuation in the trading price and volume of the Company's common stock; the risk that continuity of H Power operations will be disrupted in the event the transaction does not close; the Company's ability to develop a commercially viable fuel cell system; the cost and time required for the Company to develop fuel cell systems; market acceptance of the Company's fuel cell systems; the Company's reliance on its relationship with certain affiliates of General Electric; the Company's ability to perform on its multi-generation product plan in a manner satisfactory to GEFCS and DTE; the Company's ability to manufacture fuel cell systems on a commercial basis; competitive factors, such as price competition, competition from other power technologies and competition from other fuel cell companies; the cost and availability of components and parts for the Company's fuel cell systems; the ability to raise and provide the necessary capital to develop, manufacture and market the Company's fuel cell systems; the Company's ability to lower the cost of its fuel cell systems and demonstrate their reliability; the cost of complying with current and future governmental regulations; and other risks and uncertainties discussed under the heading "Risk Factors" in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001 and under the heading "Risk Factors" in H Power's annual report on Form 10-K for the fiscal year ended May 31, 2001, as well as the reports the Company files from time to time with the Securities and Exchange Commission ("SEC"). Except as required by the Federal securities laws, the Company undertakes no duty to update or revise publicly any forward-looking statements.

     The Company will be filing relevant documents in connection with the transaction with the SEC, including a registration statement on Form S-4 containing a joint proxy statement/prospectus. The Company expects to mail the joint proxy statement/prospectus to their respective shareholders in connection with the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's website, (http://www.sec.gov) after they are filed.




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ITEM 5.  OTHER EVENTS

     On November 12, 2002, the Company announced that it had signed into an Agreement and Plan of Merger (the "Merger Agreement") with Monmouth Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("MergerCo") and H Power pursuant to which, H Power will be merged with and into MergerCo (the "Merger"). Under the terms of the Merger Agreement, the Company will acquire H Power in a stock-for-stock exchange valued at approximately $50.7 million. The exchange ratio is initially set at approximately eight-tenths of a share of the Company for each H Power share. Based on this initial exchange ratio, H Power shareholders would receive shares of common stock of the Company equaling approximately $4.70 per share for each H Power share. The initial exchange ratio will vary within upper and lower bounds of 10% in the event that the value of Company common stock during a defined pre-closing period varies by more than 10% from $5.88 per share. In addition, the value to be paid will vary depending on the amount of H Power's cash, assets and liabilities at the closing date. The Merger is subject to customary closing conditions and regulatory approvals, as well as the approval of the stockholders of the Company and H Power.

     The Company also entered into voting agreements with H. Frank Gibbard, the Chief Executive Officer of H Power, Arthur Kaufman, the Chief Technology Officer of H Power, and ECO Fuel Cells, LLC ("ECO"). Pursuant to the voting agreements, such stockholders have agreed to vote their H Power shares in favor of the Merger. In addition, the voting agreements contain provisions regarding restrictions on selling or otherwise disposing of Company common stock received by such stockholders in the Merger. The voting agreement with ECO, however, does not contain such restrictions.

     A copy of the Merger Agreement and the form of voting agreement are attached to this Current Report on Form 8-K as Exhibit 2.1 and 99.1, respectively, and are incorporated herein by reference. A copy of the joint press release of the Company and H Power, dated November 12, 2002, issued in connection with the execution of the Merger Agreement is also filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.



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     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of November 11, 2002, by and among Plug Power Inc., Monmouth Acquisition Corp. and H Power Corp. (1)

          99.1 Form of Voting Agreement by and between Plug Power Inc. and certain stockholders of H Power Corp.

          99.2 Joint Press Release of Plug Power Inc. and H Power Corp., dated November 12, 2002.

     (1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 13, 2002                   PLUG POWER INC.

                                            By:  /s/    W. Mark Schmitz
                                               --------------------------
                                                 W. Mark Schmitz
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX

     2.1 Agreement and Plan of Merger, dated as of November 11, 2002, by and among Plug Power Inc., Monmouth Acquisition Corp. and H Power Corp.
          (1)

     99.1 Form of Voting Agreement by and between Plug Power Inc. and certain stockholders of H Power Corp.

     99.2 Joint Press Release of Plug Power Inc. and H Power Corp., dated November 12, 2002.
-----------------------------------------------------

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

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